                                                                    EXHIBIT 10.4

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                BETWEEN EGGHEAD.COM, INC. AND TOMMY E. COLLINS

     THIS AMENDMENT (the "Amendment") to the Employment Agreement effective January 22, 1998 (the "Agreement"), between Egghead.com, Inc. (f/k/a Egghead, Inc.) (the "Company") and Tommy E. Collins ("Executive"), is made and entered into effective as of January 28, 1999 (the "Amendment Date").

     1. TERMINATION PRIOR TO THE END OF TERM. The first sentence of Section 4.1(a)(ii) is hereby amended by inserting the phrase "to terminate this Agreement without cause" directly after the phrase "In the event that the Company exercises its right".

     2. TERMINATION PRIOR TO THE END OF TERM. The second sentence of Section 4.1(b) is hereby amended by deleting the phrase,

          "Executive is relocated to a facility other than the Company's headquarters in Spokane, Washington",

     and inserting in lieu thereof the phrase,

          "Executive is relocated to a location of the Company that is not within fifty miles of either Spokane, Washington or Portland, Oregon".

     3.  SEVERANCE BENEFITS; CHANGE IN CONTROL.  The following parenthetical in
the first sentence of Section 4.2(a) is hereby deleted:   "(the 'Initial
Period')." The first sentence of Section 4.2(b) is hereby amended by deleting the phrase "prior to the end of the Initial Period," and inserting in lieu thereof the phrase, "prior to the first anniversary of the Termination Date (such period, the "Initial Period"), then from the end of the Initial Period".

     4. SEVERANCE BENEFITS; CHANGE IN CONTROL. A new section 4.2(f) shall be added as follows:

         f) The Company and Executive shall enter into an Escrow Agreement in substantially the form attached hereto as Attachment B for the purpose of holding any sums that may become payable pursuant to Section 4.2(a) in the event of a termination or resignation.

     5. CONFIRMATION. Except as expressly modified by this Amendment, all terms and conditions in the Agreement are hereby confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is entered into as of the Amendment
Date.


EXECUTIVE                              EGGHEAD.COM, INC.

/s/ Tommy E. Collins                        /s/ George P. Orban
___________________________            By:  ____________________________
Name:   Tommy E. Collins                    George P. Orban
Date:   January 28, 1999                    Chairman and Chief Executive Officer

                       AMENDMENT TO EMPLOYMENT AGREEMENT
               BETWEEN EGGHEAD.COM, INC. AND NORMAN F. HULLINGER

     THIS AMENDMENT (the "Amendment") to the Employment Agreement effective January 22, 1998 (the "Agreement"), between Egghead.com, Inc. (f/k/a Egghead, Inc.) (the "Company") and Norman F. Hullinger ("Executive"), is made and entered into effective as of January 28, 1999 (the "Amendment Date").

     1. TERMINATION PRIOR TO THE END OF TERM. The first sentence of Section 4.1(a)(ii) is hereby amended by inserting the phrase "to terminate this Agreement without cause" directly after the phrase "In the event that the Company exercises its right".

     2. TERMINATION PRIOR TO THE END OF TERM. The second sentence of Section 4.1(b) is hereby amended by deleting the phrase,

          "Executive is relocated to a facility other than the Company's headquarters in Spokane, Washington",

     and inserting in lieu thereof the phrase,

          "Executive is relocated to a location of the Company that is not within fifty miles of either Spokane, Washington or Portland, Oregon".

     3.  SEVERANCE BENEFITS; CHANGE IN CONTROL.  The following parenthetical in
the first sentence of Section 4.2(a) is hereby deleted:   "(the 'Initial
Period')." The first sentence of Section 4.2(b) is hereby amended by deleting the phrase "prior to the end of the Initial Period," and inserting in lieu thereof the phrase, "prior to the first anniversary of the Termination Date (such period, the "Initial Period"), then from the end of the Initial Period".

     4. SEVERANCE BENEFITS; CHANGE IN CONTROL. A new section 4.2(f) shall be added as follows:

         f) The Company and Executive shall enter into an Escrow Agreement in substantially the form attached hereto as Attachment B for the purpose of holding any sums that may become payable pursuant to Section 4.2(a) in the event of a termination or resignation.

     5. CONFIRMATION. Except as expressly modified by this Amendment, all terms and conditions in the Agreement are hereby confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is entered into as of the Amendment
Date.


EXECUTIVE                              EGGHEAD.COM, INC.

/s/ Norman F. Hullinger                     /s/ George P. Orban
___________________________            By:  ____________________________
Name:   Norman F. Hullinger                 George P. Orban
Date:   January 28, 1999                    Chairman and Chief Executive Officer

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                BETWEEN EGGHEAD.COM, INC. AND JAMES F. KALASKY

     THIS AMENDMENT (the "Amendment") to the Employment Agreement effective January 22, 1998 (the "Agreement"), between Egghead.com, Inc. (f/k/a Egghead, Inc.) (the "Company") and James F. Kalasky ("Executive"), is made and entered into effective as of January 28, 1999 (the "Amendment Date").

     1. TERMINATION PRIOR TO THE END OF TERM. The first sentence of Section 4.1(a)(ii) is hereby amended by inserting the phrase "to terminate this Agreement without cause" directly after the phrase "In the event that the Company exercises its right".

     2. TERMINATION PRIOR TO THE END OF TERM. The second sentence of Section 4.1(b) is hereby amended by deleting the phrase,

          "Executive is relocated to a facility other than the Company's headquarters in Spokane, Washington",

     and inserting in lieu thereof the phrase,

          "Executive is relocated to a location of the Company that is not within fifty miles of either Spokane, Washington or Portland, Oregon".

     3.  SEVERANCE BENEFITS; CHANGE IN CONTROL.  The following parenthetical in
the first sentence of Section 4.2(a) is hereby deleted:   "(the 'Initial
Period')." The first sentence of Section 4.2(b) is hereby amended by deleting the phrase "prior to the end of the Initial Period," and inserting in lieu thereof the phrase, "prior to the first anniversary of the Termination Date (such period, the "Initial Period"), then from the end of the Initial Period".

     4. SEVERANCE BENEFITS; CHANGE IN CONTROL. A new section 4.2(f) shall be added as follows:

         f) The Company and Executive shall enter into an Escrow Agreement in substantially the form attached hereto as Attachment B for the purpose of holding any sums that may become payable pursuant to Section 4.2(a) in the event of a termination or resignation.

     5. CONFIRMATION. Except as expressly modified by this Amendment, all terms and conditions in the Agreement are hereby confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is entered into as of the Amendment
Date.


EXECUTIVE                              EGGHEAD.COM, INC.

/s/ James F. Kalasky                        /s/ George P. Orban
___________________________            By:  ____________________________
Name:  James F. Kalasky                     George P. Orban
Date:  January 28, 1999                     Chairman and Chief Executive Officer